Index Advantage Income ADV® ANNUITY CONTRACT
Issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our)

Updating Summary Prospectus
This Summary Prospectus summarizes key features of an individual flexible purchase payment index-linked and variable deferred annuity contract (Contract). The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previously credited earnings.
The Statutory Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find this Statutory Prospectus and other information about the Contract online at https://www.allianzlife.com/what-we-offer/annuities/prospectuses. You can also obtain this information at no cost by calling (800) 624-0197 or by sending an email request to prospectus.request@allianzlife.com.
Each available Index Option offers a certain level of protection against Index losses used in the calculation of Performance Credits. Certain Index Options offer complete protection from Index losses. Other Index Options have a Buffer or Floor feature that provides limited protection from Index losses.
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We currently offer Index Options with Buffers ranging from 10% to 30% or with a Floor of -10%. If there is poor Index performance, you could lose up to 70% to 90% of your investment in an Index Option with a Buffer after taking into account the Buffer protection and up to 10% of your investment in an Index Option with a Floor after taking into account the Floor protection. Cumulative losses over the life of the Contract could be greater.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
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If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively.
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At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.
Each available Index Option also has an upside feature, either a Trigger Rate, Cap, and/or Participation Rate, used in the calculation of Performance Credits.
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We may limit the amount you can earn on an Index Option based on the Trigger Rate, Cap, or Participation Rate, as applicable.
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The lowest Trigger Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.05%, and 5.00%, respectively.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in negative Market Value Adjustments (MVAs), negative Daily Adjustments, taxes, and tax penalties. The maximum potential loss from a negative MVA is -10%. The maximum potential loss from a negative Daily Adjustment is either -99% or -35% depending on the Index Option.
All obligations and guarantees under the Contract, including Performance Credits, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Appendix A – Investment Options Available Under the Contract	17
Variable Option	17
Index Options	17

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
NOTE: Cross references in this Updating Summary Prospectus are to the sections of the Statutory Prospectus where you can find more detailed information.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Annual Contribution Amount(s) – the total amount that is subject to an MVA when you take a full or partial withdrawal, begin Annuity Payments, or we pay a death benefit during the MVA period. We establish an Annual Contribution Amount on the Index Effective Date, and we establish additional Annual Contribution Amounts on each subsequent Index Anniversary if you make additional Purchase Payments. We do not reduce Annual Contribution Amounts for deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Buffer – for each Index Option with the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Precision Strategy Buffer is 10%, and Index Performance Strategy and Index Dual Precision Strategy Buffers are either 10%, 20%, or 30%. Buffers do not change. Restrictions on the availability of the Buffers are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA) and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. All withdrawals you take reduce the Charge Base, even MVA-Free Withdrawals. We use the Charge Base to determine the next product and rider fees we deduct.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is in the Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Performance Credits, which can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even MVA-Free Withdrawals. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. However,

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Contract Value does not reflect future fees and expenses we would apply on surrender. The Cash Value reflects all Contract fees and expenses we would apply on surrender (including any MVA).
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Crediting Method – a method we use to calculate Performance Credits for the Index Options.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in section 7, Expenses and Adjustments – Daily Adjustment; and Appendix C. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Early Reallocation – a feature that allows you to move all assets out of locked Index Options on days other than an Index Anniversary or a Term End Date. Not available to Contracts issued before May 1, 2023, as detailed in Appendix G.
Excess Withdrawal – if you have the Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. If you have the Legacy+TM Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year, when the Contract Value is greater than the Legacy Value, that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract to be Excess Withdrawals. Excess Withdrawals reduce your Contract Value, Legacy Value (if applicable), future Income Payments, Guaranteed Death Benefit Value, and may end your Contract.
Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a registered representative of a broker-dealer and/or an investment adviser representative of a registered investment adviser. However, we do not pay a commission to broker-dealers or their registered representatives in connection with sales of the Contract. The Contract is intended to be used by purchasers who are working with a Financial Professional registered or affiliated with an investment adviser, offering advisory services for a fee.
Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. The Floors are -10% and do not change.
Fund – the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase with the Traditional Death Benefit or Maximum Anniversary Value Death Benefit (whichever is applicable). The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Income Benefit – the name of a currently available income benefit rider that may be selected at Contract issue which has an additional rider fee and is described in section 11. In your Contract, this benefit is called the Income Benefit Rider. Until October 12, 2026, your Contract will automatically include the Income Benefit. However, if you purchase a Contract after that date, at Contract issue you must select between either the Income Benefit or the Legacy+TM Income Benefit.
Income Benefit Supplement – the supplement that must accompany this prospectus which contains the terms used to calculate Income Payments for your Contract under the income benefits, and the Legacy Value for the Legacy+TM Benefit that is included in the Legacy+TM Income Benefit. Please note that terms can differ between these two income benefits.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

The Income Benefit Supplement includes the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. The supplement also includes the income multiplier factor, income multiplier benefit wait period for the Income Multiplier Benefit, and the Legacy Value Percentage for the Legacy+TM Benefit. We cannot change these terms for your Contract once they are established. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at https://www.allianzlife.com/RILAincomeadvrates. The Income Benefit Supplement is also filed on EDGAR at https://www.sec.gov under Form N-4 File Numbers 333-264349 and 333-255394.
Income Payments – the payments we make to you under your selected income benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Income Payments are discussed in section 11.
Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix B.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.
Index Dual Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Dual Precision Strategy calculates Performance Credits based on Index Returns subject to a Trigger Rate and a 10%, 20%, or 30% Buffer. This Crediting Method provides a positive Performance Credit for negative market movements when the loss is less than or equal to the applicable 10%, 20%, or 30% Buffer. However, you can still receive negative Performance Credits under this Crediting Method when the Index Return is negative and extends beyond the Buffer, which means you can lose principal and previous earnings. Significant losses beyond the 10%, 20%, or 30% Buffer for the Index Dual Precision Strategy can result in substantial loss of principal and previous earnings. Restrictions on the availability of the Index Dual Precision Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Guard Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and -10% Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take (including any MVA), and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease from the Daily Adjustment.
Index Performance Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10%, 20%, or 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Performance Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Index Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Trigger Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with Cap provides a Performance Credit based on Index Returns subject to a Cap, but does not allow negative Performance Credits.
Index Protection Strategy with Trigger – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with Trigger provides Performance Credits equal to the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with Trigger does not allow negative Performance Credits. For Contracts issued before May 1, 2023, the Index Protection Strategy with Trigger is called the Index Protection Strategy with Declared Protection Strategy Credit (DPSC) as detailed in Appendix G.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Performance Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date. This method of calculation is also referred to as “point-to-point”.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Investment Options – the Index Options and Variable Option available under the Contract.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Legacy+TM Income Benefit – the name of a currently available income benefit rider that may be selected at Contract issue which has an additional rider fee and is described in section 11. This rider includes both an income benefit and the Legacy+TM Benefit. In your Contract, this benefit is called the Income Benefit Rider with Legacy+TM Benefit. Not available to Contracts issued before October 13, 2026, as detailed in Appendix G.
Legacy Value – an amount which is the percentage (the Legacy Value Percentage) of the Contract Value determined on the Income Benefit Date that is accessible through the Legacy+TM Benefit as withdrawals or as a death benefit during the Income Period if you have the Legacy+TM Income Benefit. Deductions we make for Contract fees and expenses will reduce the Contract Value we use to calculate the Legacy Value. However, the Legacy Value will never decrease unless you take an Excess Withdrawal or Legacy Withdrawal.
Legacy Value Percentage – an amount we use to calculate the Legacy Value for the Legacy+TM Benefit. The current Legacy Value Percentage for the Legacy+TM Benefit is stated in the Income Benefit Supplement attached to the prospectus.
Legacy Withdrawals – if you have the Legacy+TM Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year when the Legacy Value is greater than or equal to the Contract Value, including any withdrawal taken when the Contract Value is equal to zero, that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program to be Legacy Withdrawals. Legacy Withdrawals reduce your Contract Value, Legacy Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract.
Market Value Adjustment (MVA) – an increase or decrease to Contract Value based on changes in interest rates if within seven Index Years of the establishment of an Annual Contribution Amount you take a full or partial withdrawal,

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

begin Annuity Payments, or we pay a death benefit. We do not apply an MVA to MVA-Free Withdrawals, or to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Maximum Anniversary Value Death Benefit – an optional benefit described in section 12 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue and is not available if you select the Legacy+TM Income Benefit.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. This method of calculation is also referred to as “enhanced upside”. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Performance Credit – the return you receive on a Term End Date from the Index Option(s). We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap, any Trigger Rate, or any Buffer or Floor. Performance Credits cannot be negative with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options. However, Performance Credits can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment is zero. However, we continue to allow Performance Locks if the Daily Adjustment is zero for Contracts issued before May 1, 2023, as detailed in Appendix G.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Performance Credits.
Term End Date – the day on which a Term ends and we apply Performance Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the Trigger Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. However, if you execute an Early Reallocation, the Term Start Date will be the Business Day we receive your Early Reallocation request in Good Order. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 12.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Trigger Rate – this is the positive Performance Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, or Index Precision Strategy. You receive the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. For the Index Dual Precision Strategy, you also receive the Trigger Rate if the Index Return is negative and the loss is less than or equal to the Buffer. This method of calculation is also referred to as “step-up”. For the Index Protection Strategy with Trigger, you will not receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date. For the Index Dual Precision Strategy and the Index Precision Strategy, you will receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date and the negative Index Return extends beyond the Buffer. We do not apply the Trigger Rate annually on 3-year and 6-year Term Index Options. On each Term Start Date, we set a Trigger Rate for each Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, and Index Precision Strategy. The Trigger Rates provide predefined upside potential. The Trigger Rates applicable to your Contract are shown on the Index Options Statement. For Contracts issued before May 1, 2023, the Trigger Rate is called the DPSC when used with the Index Protection Strategy, or the Precision Rate when used with the Index Precision Strategy as detailed in Appendix G.
Variable Option – a subaccount of the Separate Account, and the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. You cannot allocate Purchase Payments or other amounts in your Contract (e.g., earnings) to the Variable Option.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Statutory Prospectus dated May 1, 2026. This may not reflect all of the changes that have occurred since you entered into your Contract.
As of October 13, 2026, the following changes apply:
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the limit on Early Reallocation requests increaseS from 12 each Index Year to 24 each Index Year and each request can involve multiple locked Index Options,
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the Legacy+TM Income Benefit is available to newly issued Contracts for a total rider fee of 1.55% as an alternative to the Income Benefit,
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Index Dual Precision Strategy 3-year Term with 10%, 20%, and 30% Buffers for the Nasdaq-100® Index are available to newly issued Contracts,
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Index Dual Precision Strategy 6-year Term with 10%, 20%, and 30% Buffers for the Nasdaq-100® Index are available to newly issued Contracts,
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Index Performance Strategy 3-year Term with 10%, 20%, and 30% Buffers for the Nasdaq-100® Index are available to newly issued Contracts, and
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Index Performance Strategy 6-year Term with 10%, 20%, and 30% Buffers for the Nasdaq-100® Index are available to newly issued Contracts.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract may be subject to charges for early withdrawals. If you withdraw money within seven years after we establish an Annual Contribution Amount, an MVA based on changes in interest rates will apply. An MVA may be positive, negative, or equal to zero. The maximum negative MVA is -10% (as a percentage of Contract Value for a full withdrawal, or as a percentage of the amount withdrawn for a partial withdrawal). For example, if you take a $100,000 withdrawal during the period the MVA applies, you could lose up to $10,000 due to a negative MVA. This loss will be greater if there is a negative Daily Adjustment, income taxes, or tax penalties.

In addition, if you take a full or partial withdrawal from an Index Option on a date other than the Term End Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The Daily Adjustment also applies if before the Term End Date you take Income
Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment may be negative depending on the applicable Crediting Method. You will lose money if the Daily
Adjustment is negative.

●Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy,
and Index Performance Strategy. Daily Adjustments under these Crediting Methods may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss, and could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer;
or -10% Floor, as applicable. The maximum potential loss from a negative Daily
Adjustment is: -99% for the Index Dual Precision Strategy, Index Precision Strategy,
and Index Performance Strategy; and -35% for the Index Guard Strategy. For
example, if you allocate $100,000 to a 1-year Term Index Option with 10% Buffer and later withdraw the entire amount before the Term has ended, you could lose up to
$99,000 of your investment. This loss will be greater if you also are subject to a negative MVA, income taxes, and tax penalties.

●Index Protection Strategy with Trigger and Index Protection Strategy with Cap.
Daily Adjustments under these Crediting Methods may be positive or equal to zero, but cannot be negative.
Fee Tables 7. Expenses and Adjustments Appendix C – Daily Adjustment
Are There Transaction Charges?	No. Other than negative MVAs and Daily Adjustments that may apply to withdrawals and other transactions under the Contract, there are no other transaction charges.	Not Applicable

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any investment advisory fees paid to a Financial Professional from your Contract
Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

There is an implicit ongoing fee on Index Options to the extent that your participation in Index gains is limited by us through a Cap or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below. Additionally, if we add Index Options with a guaranteed minimum Participation Rate less than 100%, the Participation Rate would be an implicit ongoing fee and limit Index gains.

				Fee Tables 1. The Contract – Investment Advisory Fees 7. Expenses and Adjustments Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	0.96%	1.81%
	Investment Options(2) (Fund fees and expenses)	0.66%	0.66%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%

(1)
Base Contract fee is comprised of two charges referred to as the “product fee” and the “rider fee(s)” for your selected income benefit. You are required to select one of the income benefit riders at issue. As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.

	(2) As a percentage of the AZL Government Money Market Fund's average daily net assets.
	(3) As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add a negative
Daily Adjustment and/or negative MVA that could substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $2,210

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Traditional Death Benefit
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees
●No Daily Adjustment

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●1.55% Legacy+TM Income Benefit rider
fees
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees
●No Daily Adjustment

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RISKS	Prospectus Location
Is There a Risk of Loss from Poor Performance?
Yes, you can lose money by investing in the Contract, including loss of principal and previous earnings.

The maximum amount of loss that you could experience from negative Index Return, after taking into account the current limits on Index loss provided under the
Contract, is: -90% with a 10% Buffer; -80% with a 20% Buffer; -70% with a 30% Buffer;
-10% with the Floor; and 0% with the Index Protection Strategy with Cap and Index
Protection Strategy with Trigger.

The limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an
Index Option. However, at least one Index Option with a Buffer no lower than 5% or
Floor no lower than -25%, or an Index Option that provides complete protection from
Index losses, will always be available for renewal under the Contract.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract – Calculating Performance Credits
Is This a Short-Term Investment?
No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within seven years after we establish an Annual Contribution Amount, you take a full or partial withdrawal or begin Annuity Payments, or we pay a death benefit, an MVA will apply. An MVA is an adjustment based on changes in interest rates and may be positive, negative, or equal to zero. An MVA will be negative if the corporate bond yield on the date of deduction is higher than the corporate bond yield on the date that the Annual
Contribution Amount was established. If you take a full withdrawal or begin Annuity
Payments, or if we pay a death benefit, the maximum negative MVA is -10% of Contract
Value. On a partial withdrawal, we limit the maximum negative MVA to -10% of the amount withdrawn.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Performance Credit. We apply a Daily Adjustment if, before the
Term End Date, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees that you authorize your
Financial Professional’s firm to receive from the Contract.
• The Daily Adjustment may be negative with the Index Dual Precision Strategy, Index
Precision Strategy, Index Guard Strategy, and Index Performance Strategy. You will lose money if the Daily Adjustment is negative.
• Withdrawals and other deductions from an Index Option prior to a Term End Date will result in a proportionate reduction to your Index Option Base. The proportionate reduction could be greater than the amount withdrawn or deducted. Reductions to your Index
Option Base will result in lower Index Option Values for the remainder of the Term and lower gains (if any) on the Term End Date.
• On the Term End Date, you can transfer assets invested in an Index Option by changing your allocation instructions. If you do not change your allocation instructions, you will continue to be invested in the same Index Option with a new Term Start Date. The new
Term will be subject to the applicable renewal Trigger Rate, Cap, and/or Participation
Rate.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract 7. Expenses and Adjustments Appendix C – Daily Adjustment

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RISKS	Prospectus Location
What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Option and the Index Options available under the Contract.
• The Variable Option and each Index Option have their own unique risks.
• You should review the Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
•  Caps and Trigger Rates will limit positive Performance Credits (e.g., limited upside). This may result in earning less than the Index Return.
– For example, if at the end of a 1-year Term, the Index Return is 25% and the Cap is
15%, we apply a Performance Credit of 15%, meaning your Contract Value allocated to that Index Option will increase by 15% since the Term Start Date. If at the end of the
Term, the Index Return is 6% and the Trigger Rate is 3%, we apply a Performance
Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date.
• The Buffer or Floor will limit negative Performance Credits (e.g., limited protection in the case of Index decline). However, you bear the risk for all Index losses that exceed the Buffer. You also bear the risk for Index losses down to the Floor.
– For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%,
we apply a Performance Credit of -15%, meaning your Contract Value allocated to that
Index Option will decrease by 15% since the Term Start Date. If the Index Return is
-25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your
Contract Value allocated to that Index Option will decrease by 10% since the Term
Start Date.
• The Indexes are price return indexes, not total return indexes. This means that the Index
Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes’ component securities. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing In the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract, including those relating to the Index Options, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
More information about Allianz Life, including our financial strength ratings, is available upon request by visiting https://www.allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Principal Risks of Investing In the Contract

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RESTRICTIONS	Prospectus Location
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• Certain Index Options may not be available under your Contract (see Appendix A).
• The availability of Investment Options may vary depending on the broker-dealer through which the Contract is sold (see Appendix H).
• We can add new Index Options to your Contract in the future.
• You cannot allocate Purchase Payments to the Variable Option. The sole purpose of the
Variable Option is to hold Purchase Payments until they are transferred to your selected
Index Options.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index
Year before the Income Period, you cannot add more than your initial amount (i.e., the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year) without our prior approval.
• We do not accept additional Purchase Payments during the Income Period (which is part of the Accumulation Phase) or the Annuity Phase.
• We typically only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchasing the
Contract – Allocation of Purchase Payments and Contract Value Transfers. However, if
you execute an Early Reallocation, we will move assets into an Index Option on the
Business Day we receive your Early Reallocation request in Good Order.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer all assets out of an Index Option before the Term End Date by first executing a
Performance Lock and then either requesting an Early Reallocation with new allocation instructions or changing your allocation instructions before the next Index Anniversary.
For more information, see section 6, Valuing Your Contract – Performance Locks and
Early Reallocations.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• We reserve the right to substitute the Fund in which the Variable Option invests. We also reserve the right to close Index Options to new Purchase Payments and transfers, and to substitute Indexes either on a Term Start Date or during a Term.
• We may terminate your ability to make additional Purchase Payments during the
Accumulation Phase because we reserve the right to decline any or all Purchase
Payments at any time on a nondiscriminatory basis.
• Caps, Trigger Rates, and Participation Rates will change from one Term to the next subject to their contractual minimum guarantees.
• The 10%, 20%, and 30% Buffers, and -10% Floors for the currently available Index
Options do not change. However, if we add a new Index Option to your Contract after the
Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchasing the
Contract –
Allocation of
Purchase
Payments and
Contract Value
Transfers

4. Index Options

5. The Variable
Option's
Underlying Fund

6. Valuing Your
Contract

11. Income
Benefits

Appendix A –
Investment
Options Available
Under the
Contract

Appendix H –
Financial
Intermediary
Variations

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RESTRICTIONS	Prospectus Location
Are There Any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract benefits.
• The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see Appendix H)
• We do not allow Performance Locks to occur on Term End Dates. We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index
Protection Strategy with Cap Index Options if the Daily Adjustment is zero. This may limit your ability to take advantage of the benefits of the Early Reallocation feature. We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary.
On October 13, 2026, the limit for Early Reallocations increases from 12 each Index Year to 24.
• We reserve the right to discontinue or modify the Minimum Distribution Program and
Investment Advisory Fees program.
• Deductions we make for investment advisory fees reduce your Contract Value (and therefore Cash Value) by the amount withdrawn on a dollar for dollar basis. This Contract
Value reduction also decreases your initial annual maximum Income Payment which is based on Contract Value. As Contract Value is one of the components we use to calculate
RMD payments, these deductions may also reduce your RMD payments. These deductions also reduce the following proportionately by the percentage of Contract Value withdrawn: Charge Base, Index Option Base, Index Option Value, and Variable Account
Value.
• The death benefits and your selected income benefit are only available during the
Accumulation Phase. Upon annuitization, these benefits will end.
• The Income Benefit and Legacy+TM Income Benefit terms stated in the Income Benefit
Supplement may be modified before issue. A minimum waiting period applies before
Income Payments may be taken under either income benefit. In addition, even if the waiting period has expired, Income Payments cannot begin before age 50. During the
Income Period, only the Index Options with the Index Protection Strategy with Trigger and
Index Protection Strategy with Cap are available to you. Withdrawals will reduce the initial annual maximum Income Payment. Withdrawals that exceed limits specified by the terms of your selected income benefit (including Excess Withdrawals and Legacy Withdrawals, if applicable) will reduce your future annual maximum Income Payment. These reductions may be greater than the value withdrawn and could end the benefit. After the Issue Date, your selected income benefit may terminate under certain circumstances as stated in section 11, Income Benefits.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals (including Income Payments) that reduce both the Contract Value and
Guaranteed Death Benefit Value to zero. Withdrawals may reduce the Traditional Death
Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and could end the Traditional Death Benefit.
•  The Maximum Anniversary Value Death Benefit is not available if you select the
Legacy+TM Income Benefit. The optional Maximum Anniversary Value Death Benefit may not be modified. Withdrawals (including Income Payments) may reduce the Maximum
Anniversary Value Death Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and will end the Maximum Anniversary Value Death Benefit if the withdrawals reduce both the Contract Value and Guaranteed Death Benefit Value to zero.
6. Valuing Your Contract – Performance Locks and Early Reallocations 10. Benefits Available Under the Contract 11. Income Benefits 12. Death Benefit Appendix H – Financial Intermediary Variations
TAXES
What are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract as an individual retirement annuity or through a custodial individual retirement account, you do not get any additional tax benefit under the
Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
13. Taxes

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	CONFLICTS OF INTEREST	Prospectus Location
How are Investment Professionals Compensated?
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. However, Financial Professionals and their managers may be eligible for benefits from us or our wholly-owned subsidiary distributor, such as production incentive bonuses, insurance benefits, and non-cash compensation items. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with Contract sales. This conflict of interest may influence your Financial Professional to recommend this
Contract over another investment.
1. The Contract – Investment Advisory Fees
Should I Exchange my Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
14. Other Information – Distribution

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Appendix A – Investment Options Available Under the Contract
The availability of Investment Options may vary depending on the broker-dealer through which the Contract is sold. See Appendix H – Financial Intermediary Variations for additional information.
Variable Option
The following includes information about the Fund available under the Contract. More information about the Fund is available in the Fund’s prospectus, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
Index Options
The following is a list of Index Options currently available under the Contract. We may change certain features of the Index Options listed below (including the Index and the current limits on Index gains), offer new Index Options, and close Index Options to new Purchase Payments and transfers. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.allianzlife.com/RILAincomeadvrates. During the Income Period of your selected income benefit, you may not be able to invest in certain Index Options, as noted below.
Note: If amounts are removed from an Index Option before the Term End Date, we will apply a Daily Adjustment. Except for Index Options under the Index Protection Strategy with Trigger and Index Protection Strategy with Cap, this may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if such amounts were not removed from the Index Option until the Term End Date. The Index Protection Strategy with Trigger and Index Protection Strategy with Cap are unique in that the Daily Adjustment for them cannot be negative.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

For more information about the Index Options’ features, see section 4, Index Options, and section 6, Valuing Your Contract. For more information about Daily Adjustment, see section 7, Expenses and Adjustments – Daily Adjustment.
Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Protection Strategy with Trigger • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	100% downside protection	0.50% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Protection Strategy with Cap • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	100% downside protection	0.50% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Dual Precision Strategy
• For Contracts issued before November 14, 2023, the Index Dual Precision Strategy is not available.
• For Contracts issued from November 14, 2023, to April 30, 2024, only the 1-year Term with 10% Buffer Index Options are available.
• For Contracts issued from May 1, 2024, to November 4, 2024, all 1-year Term Index Options listed below are available.
• For Contracts issued from November 5, 2024, to November 3, 2025, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available, and only the 6-year Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 4, 2025, to October 12, 2026, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10%, 20%, and 30% Buffers for the S&P 500® Index and Russell 2000® Index are available, and only the 6-year Term with 10%, 20%, and 30%
Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued since October 13, 2026, all 1-year, 3-year, and 6-year Term Index Options listed below are available.

S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	3% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	4% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	8% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
Index Precision Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	10% Buffer	3% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Guard Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	-10% Floor	3% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Performance Strategy
• For Contracts issued before November 14, 2023, only the 1-year Term with 10% Buffer; 3-year Term with 10% and 20% Buffers for the S&P 500® Index and
Russell 2000® Index; and 6-year Term with 10% Buffer for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 14, 2023, to November 3, 2025, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available; and only the 6-year Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 4, 2025, to October 12, 2026, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10%, 20%, and 30% Buffers for the S&P 500® Index and Russell 2000® Index are available; and only the 6-year Term with 10%, 20%, and 30%
Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued since October 13, 2026, all 1-year, 3-year, and 6-year Term Index Options listed below are available.

S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	• 10% Buffer • 20% Buffer • 30% Buffer	3% minimum Cap(3)
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer • 30% Buffer	• 5% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer • 30% Buffer	• 10% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
(1) This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
(2) This Index is an ETF. Index Values are based on the ETF’s closing share price. Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect the dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
(3) May be uncapped for a Term.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively. The lowest Trigger Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.05%, and 5.00%, respectively.
At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.
EDGAR Contract ID No.: C000228689/C000256811
IAI-003-ADV-USP

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A